                                   EXHIBIT 24

                                POWER OF ATTORNEY


                  Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. of Form 10-K Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 8TH day of FEBRUARY, 1999.


                                          /s/    Henry B. Tippie, Director,
                                          --------------------------------------

                                                 Henry B. Tippie, Director



Witness:

/s/ Terri Whetstone
----------------------

                                POWER OF ATTORNEY


                  Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. of Form 10-K Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 5TH day of FEBRUARY, 1999.


                                          /s/  Gary W. Rollins, Director,
                                          --------------------------------------
                                               Gary W. Rollins, Director



Witness:

/s/ Marcia Heath
----------------------

                                POWER OF ATTORNEY


                  Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. of Form 10-K Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 4TH day of FEBRUARY, 1999.


                                          /s/ Wilton Looney, Director,
                                          --------------------------------------
                                              Wilton Looney, Director


Witness:

/s/ Norma Cook
----------------------

                                POWER OF ATTORNEY


                  Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. of Form 10-K Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 5TH day of FEBRUARY, 1999.


                                          /s/   James A. Lane, Jr., Director,
                                          --------------------------------------
                                                James A. Lane, Jr., Director




Witness:

/s/ Sonya Martini
----------------------

                                POWER OF ATTORNEY


                  Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. of Form 10-K Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 8TH day of FEBRUARY, 1999.


                                          /s/ James B. Williams, Director,
                                          --------------------------------------
                                              James B. Williams, Director




Witness:

/s/ Janet Schell
----------------------

                                POWER OF ATTORNEY


                  Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. of Form 10-K Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 5TH day of FEBRUARY, 1999.


                                          /s/ Bobby Joe Cudd, Director,
                                          --------------------------------------
                                              Bobby Joe Cudd, Director




Witness:

/s/ Laurie Daugherty
----------------------

                                POWER OF ATTORNEY


                  Know All Men By These Presents, that the undersigned constitutes and appoints Richard A. Hubbell as his true and lawful attorney-in-fact and agent in any and all capacities to sign filings by RPC, Inc. of Form 10-K Annual Reports and any and all amendments thereto (including post-effective amendments) and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney, in the capacities indicated, as of this 5TH day of FEBRUARY, 1999.


                                          /s/ John W. Rollins, Director,
                                          --------------------------------------
                                              John W. Rollins, Director




Witness:

/s/ Cindy Alfano
----------------------